EXHIBIT 10.26

MITSUBISHI SILICON AMERICA

                        SILICON WAFER PURCHASE AGREEMENT

This Purchase Agreement ("Agreement") is made as of January 1, 1997, between Mitsubishi Silicon America Corporation ("Seller"), a California Corporation, and Harris Corporation, a Delaware Corporation ("Buyer").

I. Scope/Duration

      A. The purpose of this Agreement is to continue and enhance the mutually beneficial relationship for Seller to sell, and Buyer to purchase, silicon wafers in accordance with the terms and conditions hereinafter specified. Both Parties will make every effort to mutually define and concentrate resources to manage costs, exchange information and strive toward the highest level of Buyer/Seller cooperation.

      B. This Agreement covers the Findlay, Ohio; Mountaintop, Pennsylvania; and Palm Bay, Florida, Harris locations. This coverage may be expand to include other Harris facilities at Buyer's request, upon Seller's acceptance of same.

      C. This Agreement will govern the terms and conditions for such sale, purchase, and shipment of silicon wafers during the period of January 1, 1997, through December 31, 2001.

      D. This Agreement constitutes the entire agreement between the parties and supersedes any and all agreements and understandings between them relating to the subject matter herein.

      E. In addition, both Buyer and Seller agree to meet at least six (6) months prior to the expiration of this Agreement to determine if a new agreement is desirable.

II. Volume Commitment

      A. Seller intends to provide, and Buyer intends to purchase, wafers in all diameters per the Purchase Plan shown on Attachment A, made part of this Agreement.

      B. Each year a forecast will be added by August 31. The prior Forecast will be reviewed by both parties and changed into a firm Purchase Plan by October 1 of the year prior to commencement.

      C. Forecasts and Purchase Plans represent a percentage of Buyer's anticipated business share by location as follows:

C1. Findlay and Palm Bay: Forecasts and Purchase Plans, as shown on Attachment A, represent a minimum of 33% of Buyer's anticipated business share, for parts shown on Schedule 1.

                                                        Wafer Purchase Agreement


C2. Mountaintop: Forecast and Purchase Plans, as shown on Attachment A, represent a minimum of 50% of Buyer's anticipated business share of 100, 125, 150, and 200 mm prime polished wafers; a minimum of 65% of Buyer's anticipated business share for 200 mm merchant epitaxial wafers in 1997 -1999; and a minimum of 50% in 2000 and 2001, for parts shown on Schedule 1.

      D. Seller's quantity commitments are made subject to adequate purchase order and forecast coverage defined by Section V, Paragraph A.

      E. Any quantity commitments are made subject to adequate purchase order and forecast coverage defined by Section V, Paragraph A.

      F. Seller intends to provide Buyer's various wafer diameter requirements for the entire contract duration. Although both parties will meet annually to set volumes by diameter and part number, both parties agree the total volumes for all but 200 mm will be approximately equal to those agreed to for 1997. Increases or decreases from this benchmark year must be agreed to by mutual consent. Seller will make a reasonable effort to accommodate any agreed to changes.

      G. Seller assumes Buyer will continue to purchase 200 mm merchant epitaxial wafers in the same ratio to 200 mm polished wafers as specified for the benchmark year in this Agreement. Should buyer decide to reduce or totally eliminate merchant epitaxial purchases, Seller will have the option to negotiate new percentages/volumes for the other wafer diameters. Should Buyer and Seller not agree on new percentage/volumes for other wafer diameters, either party may terminate the Agreement giving ninety days notice.

III. Parts and Product Pricing

      A. Parts included on this Agreement are shown on Schedule 1, made part of this Agreement. Parts may be added or deleted from Schedule 1 at any time by mutual agreement.

      B. Prices for wafers shipped between January 1, 1997, and December 31, 1997, are firm as shown on Schedule 1.

      C. Prices for wafers shipped each subsequent calendar year, are subject to mutual agreement by August 31 of the year prior to commencement.

      D. Buyer agrees to allow Seller the opportunity to quote on and qualify all new parts developed at each Buyer location. Part qualification is dependent on acceptable/competitive pricing.

      E. In the event that unforeseen conditions in the market cause an unusually large increase in the price of Seller's raw material(s), Seller reserves the right to pass along a price increase that is warranted by a substantiated and documented increase in the cost of Seller's raw materials. Ninety (90) day written notice of such price increase shall be given to Buyer from

                                                        Wafer Purchase Agreement


Seller. Buyer can choose to decline this price increase; Seller then has the option to terminate this Agreement sixty (60) days after written notice was provided.

IV. Quality/Specifications

      A. Seller shall advise Buyer of any major changes in processes, raw materials, specifications and/or manufacturing locations. Buyer's approval of same must be received by Seller prior to shipping wafers incorporating such changes to the Buyers.

      B. Changes to the existing wafer specifications and/or the addition of new parts must be mutually agreed to in writing and Seller has the option to requote prices and/or delivery terms accordingly for each part affected. If Buyer and Seller cannot agree on such requoted terms, such wafer(s), may be removed from this Agreement.

      C. Buyer has the option to advise Seller when any part(s) is/are yielding significantly lower than average. Seller has 60 days to initiate an action plan to correct the identified deficiency(ies). If, after a reasonable time, the action plan proves not to meet the mutually agreed upon goals, Buyer may reduce Seller's share of the part(s) in question. This reduction may also affect Buyer's total commitment to Seller.

V. Schedules /Inventory

      A. Buyer will maintain a minimum of twelve (12) week purchase order releases plus twelve (12) week forecast on a rolling basis. Seller shall manufacture only to the specific firm releases as defined by the Buyers monthly release schedule.

      B. All schedules are firm for the six (6) week time period immediately preceding the scheduled shipping date, unless otherwise agreed to by Seller.

      C. Releases scheduled for shipment outside the six (6) week time period, but within the WIP liability of eight (8) weeks, may be rescheduled for shipment by Buyer within sixty (60) days of the original ship date.

      D. Shipments outside the eight (8) week time period may be delayed, reduced, or canceled by Buyer without liability, as required.

      E. Seller agrees to make a reasonable effort to accommodate a request by the Buyer to advance or move up or reduce a schedule and to respond promptly to these requests.

      F. Each Buyer location has a separate support plan shown on Attachment A. At Buyer's request. Seller will make a reasonable effort to shift support between dopants, parts, and diameters, as well as redistribute the total support plan quantity amongst Buyer's locations.

      G. Should a specific order within this Agreement or the entire Agreement be terminated for any reason, Buyer's liability will be limited to eight (8) weeks for scheduled

                                                        Wafer Purchase Agreement


work-in-process material. This material shall be delivered to and accepted by the Buyer within ninety (90) days of such termination. Seller, in turn, agrees to make a reasonable effort to minimize Buyer's liability in this regard by seeking to identify other customers for the product in question no longer needed by the Buyer.

VI. Other Terms

      A. Term of payment in Net 30 days from invoice date. All Sales are made FOB Salem, Oregon.

      B. In the event there is a conflict between Seller's Terms and Conditions as they appear on Seller's quotes or order acknowledgments, and Buyer's Terms and Conditions as they appear on Buyer's purchase orders or acceptance documents, or between any of the previously mentioned documents and this Agreement, then the Terms and Conditions of this Agreement shall prevail.

      C. Neither Buyer nor Seller shall be responsible for any failure to perform arising from causes beyond its control. These causes shall include, but not restricted to accident, war, rebellion, labor disputes, labor shortages, transportation embargoes, or failure or delays in transportation, inability to secure raw materials or machinery for the manufacture of its devices, act of God, acts of the Federal Government or any agency thereof, acts of any state or local government agency thereof, and judicial action.

      D. Failure of either party to insist, in any instance, upon strict performance by the other party of any of the provisions of this Agreement shall not be construed or deemed to be a permanent waiver of such or any other provision herein.

      E. Based on continued non-performance which has been brought, in writing, to the attention of the non-performing party by the other party in this Agreement, this Agreement may be canceled by either party with ninety (90) days written notice. This cancellation does not excuse the Buyer from work-in-process inventory liability for product conforming to Buyer's specifications as described in Section V, Paragraph G of this Agreement.

      F. All changes and/or amendments to this Agreement must be made in writing and agreed to in writing by both parties.

      G. For the duration of the contract period, both parties will refrain from knowingly disclosing proprietary information received from the other party for a period of five years from receipt to third parties in the normal course of business relationship. This obligation survives the expiration of the contract.

      H. All notices, demands, and other communications required or permitted herein shall be made in writing and shall be deemed to have been given if delivered by hand or mailed, postage prepaid, certified or registered, return receipt requested, and addressed to Seller at:

                                                        Wafer Purchase Agreement


                     Mitsubishi Silicon American Corporation
                           2445 Faber Place, Suite 100
                           Palo Alto, California 94303
                              Attn: Walt Kasianchuk
                            Executive Vice President

                                and to Buyer at:

                               Harris Corporation
                               Semiconductor Group
                                   Building 59
                                  Palm Bay Road
                             Palm Bay, Florida 32905
                               Attn: Gene Wyckoff

Mitsubishi Silicon America Corporation    Harris Corporation
--------------------------------------    ------------------

(Seller)                                  (Buyer)

By: /s/ Walt Kasianchuk                   By: /s/ Gene H. Wyckoff
    ----------------------------------        ----------------------------------
Name: Walt Kasianchuk                     Name: Gene H. Wyckoff
      --------------------------------          --------------------------------
Title: EVP Marketing & Sales              Title: SR. MGR. MATERIALS
       -------------------------------           -------------------------------
Date: 4/8/97                              Date: 4-3-97
      --------------------------------          --------------------------------

                                                        Wafer Purchase Agreement

                                  Attachment A

                1997 Purchase Plan/1998 Forecast - Findlay, Ohio

                                             Q1 1997    Q2 1997     Q3 1997    Q4 1997   Total 1997  Total 1998
Prime Polished Wafers:

I.    100 mm

A.    Phosphorus doped                         24k        24k         24k        24k        96k          96k

B.    Other dopants                            9k          9k         9k          9k        36k          36k

II.   125 mm

A.    Phosphorus doped                        3.78k      3.78k       3.78k      3.75k       15k          15k

B.    Other dopants                            3k          3k         5k          7k        18k          42k

Notes:
(1) This support plan represents a minimum of 33% of Buyer's anticipated business share.
(2) The maximum quantity per quarter for phosphorus doped 100 mm prime polished wafers is 24k. Buyer may convert dopant from phosphorus to boron, with Seller's consent. The maximum quantity per quarter for the converted phosphorus doped primed polished wafers is 36k per quarter or 132k per year.

                                                        Wafer Purchase Agreement


                                  Attachment A

                1997 Purchase Plan/1998 Forecast - Findlay, Ohio

Individual Part Number Notes for 1997:

P/N WT 3073 and WT 3167 combined maximum quantity 8k/month, 96k/year.

P/N WX 3010 maximum 1250/month and maximum 15k/year.

P/N WT 0261 maximum 750/month and 9k/year.

Volumes for P/N WT 3167 represents 45% of the combined total of WT 3073 and WT 3167.

                                                        Wafer Purchase Agreement


                                  Attachment A

          1997 Purchase Plan/1998 Forecast - Mountaintop, Pennsylvania

                                             Q1 1997    Q2 1997     Q3 1997    Q4 1997   Total 1997  Total 1998
Prime Polished Wafers:

I.    100 mm                                   21k        21k         21k        21k        84k          84k

II.   125 mm                                   25k        25k         25k        25k        100k        100k

III.  150 mm                                   25k        25k         25k        25k        100k        100k

IV.   200 mm                                  7.5k       3.75k       3.75k       4.5k      19.5k        18.5k

Epitaxial Wafers:

V.    200 mm                                7.5k (3)     4.87k       4.87k        9k       26.24k      36.65k

Notes:

(1) Items I, II, III, and IV of this support plan represent a minimum of 50% of Buyer's anticipated business share for 100 mm, 125 mm, 150 mm, and 200 mm prime polished wafers.
(2) Item V of this support plan represents a minimum of 65% of Buyer's anticipated business share for 200 mm epitaxial wafers.
(3) This quantity represents 100% of Buyer's anticipated business share for Q1.
(4)   The minimum order quantity for 200 mm wafers is 100 wafers.

                                                        Wafer Purchase Agreement


                                  Attachment A

               1997 Purchase Plan/1998 Forecast - Mountaintop, Pennsylvania

Specific terms and conditions for 200 mm material:

A. The supply of antomony-doped substrate and epi wafers is contingent upon the successful development of such material by MSA.

                                                        Wafer Purchase Agreement


                                  Attachment A

              1997 Purchase Plan/1998 Forecast - Palm Bay, Florida

                                             Q1 1997    Q2 1997     Q3 1997    Q4 1997   Total 1997  Total 1998
Prime Polished Wafers:

100 mm                                         12k        12k         12k        12k        48k          48k
125 mm                                         5k          6k        6.5k        6.5k       24k          24k
150 mm                                         6k          8k         15k        15k        44k          60k

Notes:

(1) This support plan represents a minimum of 33% of Buyer's anticipated business share.

                                      Mitsubishi Silicon America Quotation Q871B

                                   Schedule 1

                              1997 - Findlay, Ohio

Prime Wafers:

                                    Specification
      Part          Specification      Response              Resistivity                 Price     Price
     Number          & Revision          Date       Type      (ohm-cm)      Features       A         B
     ------          ----------          ----       ----      --------      --------       -         -
WT 0261            409-010-5/35     1/20/97        N04      2.3 - 3.0      PB            $16.65    $17.25

WT 3052            409-010-5/35     1/20/97        N04      1.4 - 1.8                    $16.65    $17.25

WT 3068            409-010-5/35     1/20/97        A04      .008 - .018                  $15.35    $15.90

WT 3073            409-010-5/35     1/20/97        N04      .65 - .95                    $16.15    $16.75

WT 3167            409-010-5/35     1/20/97        N04      .30 - .65                    $14.20    $14.70

WW 0244            409-010-8/17     1/20/97        P05      38 - 63                      $20.60    $21.35

WW 0254            409-010-5/35     1/20/97        P14      10 - 20                      $13.65    $14.15

WW 3056            409-010-5/35     1/20/97        P04      4 - 8                        $13.20    $13.70

WW 3087            409-010-5/35     1/20/97        P04      10 - 15                      $13.55    $14.05

WX 3010            409-010-8/17     1/20/97        N05      .65 - .95                    $24.85    $25.70

WY 3019            409-010/8/17     1/20/97        P05      4 - 8                        $19.95    $20.65

WY 3025            409-010-5/35     1/20/97        P05      6 - 9                        $20.20    $20.90

                                      Mitsubishi Silicon America Quotation Q871B


                                   Schedule 1

                              1997 - Findlay, Ohio

Notes:

(1)   Quotation Q870 supersedes quotation Q749.

(2)   Price A = shipments of wafers from January 1, 1997, through June 30, 1997

(3)   Price B = shipments of wafers from July 1, 1997, through December 31,
      1997.

(4) Revision A of quotation Q871 issues revised terms and conditions, support plans, and pricing as negotiated by Harris Semiconductor and Mitsubishi Silicon America.

(5) Revision B of quotation Q871 updates specifications 409-010-5, to revision 35, and 409-010-8, to revision 17; and add part numbers WT 0261 and WY 3025.

                                      Mitsubishi Silicon America Quotation Q871B


                                   Schedule 1

                        1997 - Mountaintop, Pennsylvania

Prime Wafers:

                                     Specification
     Part          Specification        Response              Resistivity                 Price      Price
    Number           & Revision          Date        Type      (ohm-cm)      Features       A          B
    ------           ----------          ----        ----      --------      --------       -          -
WT 1001          409-4-WT1001/05     6/20/96        R14      .0015 - .004   LTO           $16.90    $17.50

WX 1001          409-4-WX1001/06     9/9/94         A15      .009 - .020    LTO           $23.70    $24.55

WX 3007          409-4-WX3007/03     2/10/92        A05      .008 - .020                  $20.80    $21.55

WX 3110          409-4-WX3110/02     2/14/96        R05      .0015 - .004   LTO           $28.65    $29.70

WX 3014          409-4-WX3014/09     1/26/95        R05      .0015 - .007   LTO           $28.65    $29.70

WX 3043          409-4-WX3043/02     1/26/95        A05      .008 - .020    LTO           $23.10    $23.95

WX 3500          409-4-WX3500/01     11/8/95        R05      <= .007        LTO           $29.80    $30.85

WX 3501          409-4-WX3501/0      4/26/96        A05      .008 - .020    LTO           $24.25    $25.10

WY 1001          409-4-WY1001/04     9/9/94         P15      .01 - .02      LTO           $22.15    $22.95

WY 3004          409-4-W23004/06     9/9/94         P05      .009 - .020    LTO           $22.05    $22.85

WY 3042          409-4-WY3042/01     10/9/92        P05      .005-.020      LTO           $22.25    $23.05

WI 3007          409-4-W13007/03     6/20/96        A06      .008 - .020    LTO, PB       $38.30    $39.50

WI 3014          409-4-W13014/05     3/31/95        R06      .0015 - .007   LTO, PB       $50.65    $52.20

                                      Mitsubishi Silicon America Quotation Q871B


                                        Schedule 1

                             1997 - Mountaintop, Pennsylvania

                                     Specification
     Part          Specification        Response             Resistivity                 Price      Price
    Number           & Revision           Date      Type      (ohm-cm)      Features       A          B
    ------           ----------           ----      ----      --------      --------       -          -
W2 3004          409-4-W23004/03     9/9/94         P06      .009 - .020    LTO, PB       $35.25    $36.30
W3 3007          409-4-W33007/03     9/4/96         A08      .008 - .020    LTO, PB      $145.00   $145.00
W3 3014          409-4-W33014/03     9/4/96         R08      .0015 - .007   LTO, PB      $160.00   $160.00
W4 3004          409-4-W43004/03     9/4/96         P08      .009 - .020    LTO, PB      $120.00   $120.00

Epitaxial Wafers:

                                     Specification
     Part          Specification        Response      Sub      Epi Layer     Epi Layer    Price      Price
    Number           & Revision          Date        Type     Resistivity    Thickness      A          B
    ------           ----------          ----        ----     -----------    ---------      -          -
W3 3002          409-4-W33002/0      9/4/96         A08      1.6 - 2.0      12.6 - 15.4  $215.00   $215.00
W3 3005          409-4-W33005/0      9/4/96         A08      12.5 - 14.0    36 - 42      $260.00   $260.00
W3 3015          409-4-33015/0       9/4/96         R08      .63 - .77      7.2 - 8.8    $220.00   $220.00
W3 3025          409-4-W33025/0      9/4/96         A08      19.5 - 22.0    55.0 - 65.0  $265.00   $265.00
W3 3026          409-4-W33026/0      9/4/96         R08      1.71 - 2.09    12.1 - 14.9  $220.00   $220.00
W3 3037          409-4-W33037/0      9/4/96         A08      0.63 - 0.77    7.2 - 8.8    $215.00   $215.00
W3 3048          409-4-W33048/0      9/4/96         R08      .189 - .231    5.4 - 6.6    $220.00   $220.00

                                      Mitsubishi Silicon America Quotation Q871B


                                   Schedule 1

                        1997 - Mountaintop, Pennsylvania

                                     Specification
     Part          Specification        Response     Sub      Epi Layer     Epi Layer    Price      Price
    Number           & Revision          Date        Type     Resistivity   Thickness      A          B
    ------           ----------          ----        ----     -----------   ---------      -          -
W3 3053          409-4-W33053/0      10/22/96       R08      .67 - .77      7.2 - 8.8    $220.00   $220.00
W4 3001          409-4-W43001/0      9/4/96         P08      4.5 - 5.5      14.4 - 17.6  $160.00   $160.00
W4 3011          409-4-W43011/0      9/4/96         P08      12.6 - 15.4    20.7 - 25.3  $160.00   $160.00
W4 3016          409-4-W43016/01     11/14/96       P08      1.68 - 2.06    9 - 11       $160.00   $160.00
W4 3045          409-4-W43045/01     11/14/96       P08      .06 - .10      17 - 22      $285.00   $285.00
W4 3046          409-4-W43046/0      9/4/96         P08      .045 - .061    8 - 10       $285.00   $285.00

Notes:

(1)   Quotation Q870 supersedes quotation Q753.

(2)   Price A = shipments of wafers from January 1, 1997, through June 30, 1997.

(3)   Price B = shipments of wafers from July 1, 1997, through December 31,
      1997.

(4) Revision A of quotation Q870 issued to revise terms and conditions, support plans, and pricing as negotiated by Harris Semiconductor and Mitsubishi Silicon America.

(5) Revision B of quotation Q870 issues final terms and conditions, support plans and pricing.

(6)   Revision C of quotation Q870 issues final pricing for 200 mm wafers.